                                                                   EXHIBIT 10.30

                                CARR HOLDINGS LLC

                                February 22, 2006

Mr. Thomas Sheridan
c/o Heartland Payment Systems, Inc.
90 Nassau Street
Princeton, New Jersey 08542

     Re: Carr Holdings/Sheridan Option

Dear Tom:

     Reference in this letter is made to the Sale and Purchase Agreement dated as of March 28, 2005 (the "Sale and Purchase Agreement") between you, Thomas Sheridan, an individual resident of the State of New Jersey ("Buyer"), and Carr Holdings, L.L.C., a New Jersey limited liability company ("Seller"), which is attached hereto as Exhibit A. All capitalized terms used herein and not defined herein shall have the meaning assigned to such terms in the Sale and Purchase Agreement.

     Pursuant to the Sale and Purchase Agreement, Seller granted Buyer an Option to purchase up to 20,000 Common Shares of Heartland at an aggregate purchase price of $18.55 per share (or an Option to purchase an aggregate of 40,000 Common Shares at a purchase price of $9.275 after giving effect to the two-for-one split of Heartland's Common Shares that occurred on July 26, 2005 (the "Stock Split").

     On August 8, 2005, Buyer exercised part of the Option and purchased 12,000 Common Shares (post Stock Split) from Seller at $9.275 per Common Share. The balance of the Option remaining after such exercise is 28,000 Common Shares (post Stock Split).

     We ask you to confirm our agreement, by your signature below, that:

     1. Seller agrees to pay, and Buyer agrees to accept, an amount equal to the sum derived as follows: the closing price per Common Share of Heartland, excluding any trades which are not bona fide, arm's length transactions (and the closing price for such day shall be the last sale price on such date) as officially reported on the New York Stock Exchange the last business day before the date of this letter less $9.275 per Common Share multiplied by 28,000, by wire transfer of immediately available funds to an account designated by Seller, against delivery of a countersigned copy of this letter.

     2. The Sale and Purchase Agreement shall hereby terminate and all outstanding obligations and liabilities between the parties arising from the Sale and Purchase Agreement except those described in Section 6 thereof, relating to taxes, and any other provisions of the Sale and Purchase Agreement which by their nature are intended to survive any such termination.

     3. This letter agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes any and all prior understanding, agreements or representations, written or oral, relating to the subject matter hereof.

     4. Buyer and Seller will each execute and deliver or cause to be executed and delivered all further documents and instruments and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby.

     5. All matters relating to the interpretation, construction, validity and enforcement of this letter agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law provisions thereof to the extent such principles would lead to the application of a substantive law other than the law of the State of New York.

     6. Each party hereto agrees that any suit, action or proceeding based on any matter arising out of or in connection with this letter agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, and each party hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.

     7. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     8. This letter agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                        [signatures appear on next page]

     If the foregoing terms are acceptable to you, please acknowledge such by signing your name below.

                                          Very truly yours,

                                          CARR HOLDINGS LLC


                                          By: /s/ Robert O. Carr
                                              ----------------------------------
                                              Name: Robert O. Carr
                                              Title: Managing Partner


                                          By: /s/ Jill A. Carr
                                              ----------------------------------
                                              Name: Jill A. Carr
                                              Title: Partner

AGREED AND ACCEPTED AS OF THE
DATE SET FORTH ABOVE:


/s/ Thomas Sheridan
------------------------------
Thomas Sheridan

                                    EXHIBIT A

                                CARR HOLDINGS LLC

                                 March 28, 2005

Mr. Thomas Sheridan

     Re: Sale of Shares of Common Stock of Heartland Payment Systems, Inc.

Dear Thomas:

     The following letter agreement is intended to memorialize and effectuate the transfer we agreed upon orally in October 2004 and, therefore, sets forth the terms and conditions pursuant to which you, Thomas Sheridan, an individual resident of California ("BUYER"), has agreed to purchase 20,000 shares of common stock, par value $0.001 per share ("COMMON SHARES"), of Heartland Payment Systems, Inc., a Delaware corporation ("HEARTLAND"), from Carr Holdings LLC, a New Jersey limited liability company ("SELLER"). The Common Shares being purchased by the Buyer hereunder are hereinafter referred to as the "CARR SHARES."

     1. Sale of the Carr Shares. (a) Subject to the terms and conditions of this letter agreement, on a mutually agreed date to be not later than March 31, 2005 (the "CLOSING DATE"), Seller agrees to sell, and Buyer agrees to purchase the Carr Shares at a price of $18.55 per share, for an aggregate purchase price of $371,000.00 (the "PURCHASE PRICE").

          (b) The Purchase Price shall be payable on the Closing Date to Seller by Buyer by wire transfer of immediately available funds to an account designated by Seller, against delivery of the stock certificate(s) representing the Carr Shares properly endorsed or accompanied by a stock power.

     2. Option.

          (a) Seller hereby grants Buyer an irrevocable option (the "OPTION") to purchase an additional 20,000 Common Shares of Heartland (the "OPTIONED SHARES") at an aggregate purchase price of $371,000.00 (the "OPTION PURCHASE PRICE"), subject to the terms and conditions provided herein.

          (b) Subject to the conditions below and as set forth in Section 2(e) hereof, Buyer may exercise the Option at any time on any business day after the Closing Date and prior to the earlier of (i) 5:00 p.m., New York City time, on March 31, 2006, if Heartland shall not have consummated an underwritten initial public offering ("IPO"), or (ii) 5:00 p.m., New York City time, nine months and 15 days after consummation of the IPO if the IPO occurs before March 31, 2006 (the "EXPIRATION DATE").

          (c) If Buyer wishes to exercise the Option for all of the Optioned Shares, Buyer shall send a written notice (the "EXERCISE NOTICE") to Seller specifying the place and date of purchase (which shall not be more than 30 days after the Exercise Notice, and no later than the Expiration Date), and the time of the closing of such purchase. The closing of the purchase of Optioned Shares (the "OPTION CLOSING") shall take place at the place, on the date (the "OPTION

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March 28, 2005
Page 2


CLOSING DATE") and at such time as is designated by Buyer in the Exercise Notice; provided that if, at the Option Closing Date, the conditions set forth in Section 2(e) shall not have been satisfied (or waived by Seller), Buyer may postpone the Option Closing until a date within five business days after such conditions are satisfied (but no later than the Expiration Date).

          (d) The Option Purchase Price for the Optioned Shares purchased upon exercise of the Option shall be payable to Seller by Buyer by wire transfer of immediately available funds to an account designated by Seller, against delivery of the stock certificate(s) representing the Optioned Shares properly endorsed or accompanied by a stock power.

          (e) The obligation of Seller to sell Optioned Shares at the Option Closing is subject to the following conditions: (i) the representations and warranties of Buyer contained in Section 4 shall be true and correct at and as of the Option Closing Date as if made at and as of such date, and the Seller shall have received a signed certificate by Buyer to the foregoing effect, and
(ii) there shall be no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor by any statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the purchase and sale of such Optioned Shares at the Option Closing.

     3. Seller's Representations. Seller hereby represents and warrants to Buyer the following: (a) that Seller is the beneficial owner of record of the Carr Shares and the Optioned Shares, (b) that the Carr Shares are being transferred to Buyer free and clear of any security interest, mortgage, pledge or assignment by way of security, charge, lien (statutory or otherwise) or other encumbrance, limitation or restriction of any kind or nature whatsoever (each, an "ENCUMBRANCE") (except for those set forth in Heartland's Amended and Restated Shareholders' Agreement dated as of October 11, 2001, as amended (the "SHAREHOLDERS' AGREEMENT")), (c) that, at the Option Closing, Seller will convey good title to the Optioned Shares being purchased free and clear of any Encumbrances (except as set forth in the Shareholders' Agreement), (d) that the sale of the Carr Shares and the granting of the Option to Buyer has been authorized by all necessary limited liability company or other action on the part of Seller, (e) that this letter agreement has been duly executed and delivered by Seller and is valid and binding agreement of Seller, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

     4. Buyer's Representations. Buyer hereby represents and warrants to Seller the following: (a) that Buyer is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "SECURITIES ACT"),
(b) that Buyer has sufficient knowledge and experience investing in companies similar to Heartland's stage of development so as to be able to evaluate the risks and merits of its investment in Heartland and Buyer is financially able to bear the risks thereof, (c) that Buyer, as Executive Vice President of Heartland, has access to full and complete information regarding Heartland, including, in particular, the current financial condition of Heartland and the risks associated therewith, (d) that the Carr Shares are being, and the Optioned Shares will be, purchased for Buyer's own account

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March 28, 2005
Page 3


and not with a view to, or for sale in connection with, any distribution thereof in violation of U.S. federal or state securities laws, (e) that the Buyer understands that the Carr Shares and the Option have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from registration and prospectus delivery requirements thereof and that the reliance of the Seller upon such exemptions is predicated in part by the representations and warranties of Buyer contained herein, (f) that Buyer understands that no public market now exists for the Carr Shares or the Option and that neither Seller nor Heartland has made any assurances that a public market will ever exist for any of Heartland's securities, including but not limited to any of the Carr Shares or the Option,
(g) that Buyer has the legal capacity to enter into, and to carry out his legal obligations under, this letter agreement, and (h) that this letter agreement has been duly executed and delivered by Buyer and is valid and binding agreement of Buyer, enforceable against him in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

     5. Shareholders' Agreement. On the Closing Date, Buyer hereby agrees to execute and deliver a Joinder Agreement to Heartland, substantially in the form attached hereto as Exhibit A, pursuant to which he agrees to be bound by the terms of the Shareholders' Agreement.

     6. Taxes. The parties agree that, for tax purposes, the Carr Shares and the Optioned Shares, if any, delivered to Buyer pursuant to this letter agreement shall be treated as having been delivered by Heartland to Buyer in accordance with Treasury Regulation Section 1.83-6(d)(1). The parties further agree to treat the transactions described herein for all tax purposes in a manner consistent with the preceding sentence.

     7. Fair Market Value. The parties hereby agree that $18.55 is the fair market value of the Common Shares of Heartland for all purposes hereof.

     8. Termination. In the event that the sale of all of the Carr Shares to Buyer as contemplated hereby does not occur by March 31, 2005, the obligation of Buyer to purchase the Carr Shares, the Seller's obligation to sell the Carr Shares to Buyer, and the Option shall terminate. Upon such termination, neither Buyer nor Seller shall have any continuing obligation to the other parties hereto with respect to the transactions contemplated hereby.

     9. Miscellaneous.

          (a) This letter agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes any and all prior understanding, agreements or representations, written or oral, relating to the subject matter hereof.

          (b) Buyer and Seller will each execute and deliver or cause to be executed and delivered all further documents and instruments and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby.

          (c) All matters relating to the interpretation, construction, validity and

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March 28, 2005
Page 4


enforcement of this letter agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law provisions thereof to the extent such principles would lead to the application of a substantive law other than the law of the State of New York.

          (d) Each party hereto agrees that any suit, action or proceeding based on any matter arising out of or in connection with this letter agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, and each party hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.

          (e) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          (f) This letter agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                        [signatures appear on next page]

March 28, 2005
Page 5


     If the foregoing terms are acceptable to you, please acknowledge such by signing your name below.

                                              Very truly yours,

                                              CARR HOLDINGS LLC


                                              By:
                                                  ------------------------------
                                                  Name: Robert O. Carr
                                                  Title: Managing Partner


                                              By:
                                                  ------------------------------
                                                  Name: Jill A. Carr
                                                  Title: Partner

AGREED AND ACCEPTED AS OF THE
DATE SET FORTH ABOVE:


-----------------------------
Thomas Sheridan

                                    EXHIBIT A

                                     FORM OF

                       JOINDER TO SHAREHOLDERS' AGREEMENT

          This Joinder Agreement (this "JOINDER AGREEMENT") is made as of the date written below by the undersigned (the "JOINING PARTY") in accordance with the Amended and Restated Shareholders' Agreement dated as of October 11, 2001, as amended (the "SHAREHOLDERS' AGREEMENT") among Heartland Payment Systems, Inc. and the Shareholders party thereto, as the same may be amended, amended and restated or otherwise modified from time to time. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Shareholders' Agreement.

          The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Shareholders' Agreement as of the date hereof and shall have all of the rights and obligations of a "Shareholder" thereunder as if it had executed the Shareholders' Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders' Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: March __, 2005.


                                        ----------------------------------------
                                        Thomas Sheridan